Exhibit 10.67
Execution Version
Confidential
AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT
     This Amendment to Collaboration and License Agreement (the “Amendment”), effective as of November 27, 2006, 5 p.m. Eastern Standard Time (the “Amendment Effective Date”), is made by and between Cytokinetics, Inc., a Delaware corporation (“CK”) and Glaxo Group Limited, a United Kingdom corporation (“GSK”) (each a “Party;” together the “Parties”).
BACKGROUND
     A. CK and GSK have entered into that certain Collaboration and License Agreement by and between the Parties dated June 20, 2001, as amended (the “Agreement”); and
     B. The Parties wish to further amend the Agreement in order to modify the rights and obligations of the Parties under the Agreement, all on the terms and conditions set forth below.
     NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the Parties agree to amend the Agreement as follows:
     1. Definitions. As used in this Amendment, the following terms shall have the indicated meanings:
          (a) Terms from the Agreement. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement, except to the extent otherwise expressly set forth in this Amendment.
          (b) “Additional Indication” shall mean any indication, dosing schedule or combination regimen for a KSP Product that is determined from or evaluated in connection with the conduct of the CK Clinical Studies, other than an Enhanced Indication.
          (c) “Assigned Patents” shall mean all Patents (including GSK and its Affiliates’ interest in jointly owned Patents) that claim any CK Target, CK Compound and/or CK Product (including any target, compound and/or product that was a Collaboration Target, Development Compound or Licensed Product prior to the Amendment Effective Date) or that claim the development, composition, making, use or any portion thereof, in each case to the extent that the claimed subject matter of which was conceived or created by or under authority of GSK or any of its Affiliates; and all related documentation. Without limiting the foregoing, the Assigned Patents include, to the extent claiming the subject matter described in the previous sentence: (i) all Patents related to KSP, any Compound inhibiting KSP, or any KSP Product (including SB-992 or SB-921), and (ii) all Patents which claim subject matter that is or was (A) identified as reasonably necessary for the discovery, development, manufacture, use or sale of any CK Compound, CK Target or CK Product (including any compound, target or product that was a Compound, Development Compound, Collaboration Target, or Licensed Product prior to the Amendment Effective Date), (B) used or applied by or under authority of GSK or its Affiliate at least in part to any CK Compound, CK Product or CK Target, each as contemplated in Section 1.32 of the Agreement, or (iii) within the scope of Section 1.13 or 1.53 of the Agreement. The

Assigned Patents existing as of the Amendment Effective Date include those Patents set forth in Appendix IV attached hereto and incorporated herein. Notwithstanding the foregoing, Assigned Patents shall not include any Patents that claim CENP-E or any Compound, Development Compound or Licensed Product being developed by GSK that inhibits CENP-E, including, without limitation, GSK’s Development Compound, GSK-923295.
          (d) “CK Clinical Studies” shall mean clinical studies for a KSP Product conducted by or on behalf of CK, including such non-clinical studies as CK determines are [***] to support such clinical studies.
          (e) “Enhanced Indication” shall mean any indication, dosing schedule or combination regimen for a KSP Product that (i) was evaluated in a Phase [***] trial conducted by or on behalf of GSK prior to the Amendment Effective Date and (ii) is further evaluated in connection with the conduct of the CK Clinical Studies.
          (f) “Final Study Report” shall have the meaning ascribed in Appendix I hereto.
          (g) “GSK Option” shall have the meaning set forth in Section 18 of this Amendment.
          (h) “GSK-Ongoing Study” shall have the meaning set forth in Section 8(a) of this Amendment.
          (i) “GSK-Sponsored Studies” shall mean all clinical studies that have been sponsored by GSK or any of its Affiliates in connection with the Agreement, or otherwise in respect to SB-921 and/or SB-992, that were initiated by or under authority of GSK or its Affiliates prior to the Amendment Effective Date.
          (j) “June 2006 Amendment” shall mean the letter amendment to the Agreement, dated June 16, 2006, that was entered into by and between CK and GSK.
          (k) “KSP Product” shall mean any CK Product that includes a CK Compound that meets the Compound Criteria for KSP (including any CK Product that includes SB-921 or SB-992).
          (l) “[***]” shall mean any [***] that uses an inhibitor of a CK Target for [***] applications, including [***].
          (m) “Optioned Product(s)” shall have the meaning set forth in Section 18(c) of this Amendment.
          (n) “September 2005 Amendment” shall mean that certain Amendment to Collaboration and License Agreement, dated September 21, 2005 that was entered into by and between CK and GSK.
          (o) “SB-921” shall mean the Development Compound designated by GSK as SB-743921.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

          (p) “SB-921 Product” means a KSP Product incorporating SB-921.
          (q) “SB-992” shall mean the Development Compound designated by GSK SB-715992 and also known as ispinesib.
          (r) “SB-992 Product” means a KSP Product incorporating SB-992.
          (s) “SB-992 [***]” shall have the meaning set forth in Section 11 of this Amendment.
          (t) “Third Party-Sponsored Study(ies)” shall have the meaning set forth in Section 8(e) of this Amendment.
     2. Designation of Mitotic Kinesin Targets as CK Targets. Notwithstanding anything to the contrary in the Agreement, all Mitotic Kinesin Targets (including all Mitotic Kinesin Targets previously designated as Collaboration Targets, i.e., KSP, [***] and [***]) are hereby deemed, and shall be deemed, to be CK Targets under the Agreement, with the sole exception of CENP-E. The Mitotic Kinesin Targets (including previous Collaboration Targets) designated as CK Targets as of the Amendment Effective Date are set forth in Appendix V of this Amendment, attached hereto and incorporated herein. Except as expressly provided to the contrary in this Amendment, the terms and conditions of the Agreement shall apply to all CK Targets designated as such under this Section 2 in the same manner as if the Mitotic Kinesin Targets each became a CK Target under Section 2.7 of the Agreement.
     3. Designation of CK Compounds. The Parties hereby designate, and CK shall hereafter designate, all Compounds that meet the Compound Criteria with respect to any CK Target as CK Compounds, including all such Compounds previously designated as Development Compounds against such CK Targets (i.e., SB-921 and SB-992) and including all Compounds that meet the requirements of Section 1.5(a) of the Agreement.
     4. Collaboration Targets; CENP-E; Unselected Targets. The Mitotic Kinesin Target CENP-E remains a Collaboration Target and a Lead Target under the Agreement as of the Amendment Effective Date and shall be subject to all of the terms and conditions of the Agreement and this Amendment, including those that may cause CENP-E to become a CK Target. No Mitotic Kinesin Target shall at any time be considered a Collaboration Target or Lead Target, except for CENP-E and, if GSK exercises the GSK Option in accordance with this Amendment, KSP. No target shall be considered an Unselected Target at any time.
5. Research Program.
          (a) Research Term. The terms of the June 2006 Amendment which provide that the Research Term is extended only with regard to CENP-E shall be interpreted to mean that the Research Term shall be extended until June 19, 2007 for all purposes under the Agreement, except that the scope of the ongoing Research Program is and shall be restricted only to the Collaboration Target, CENP-E, as more particularly set forth in this Amendment. The Research Term for CENP-E shall be considered for all purposes under the Agreement to end on June 19, 2007, unless further extended under Section 2.8 of the Agreement, but in all cases subject to the terms and conditions of the Agreement and this Amendment. Notwithstanding the foregoing, (i)

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

the Exclusivity Period under Section 4.1.1 for Compounds, Development Compounds and Licensed Products directed to CK Targets other than CENP-E shall end on [***], subject to Section 24 below with regard to KSP and SB-992 and SB-921; and (ii) the Exclusivity Period under Section 4.1.2 with respect to all Mitotic Kinesin Targets other than KSP and CENP-E shall end on [***], subject to Section 24 below.
          (b) Limited Scope. Notwithstanding the extension of the Research Term for CENP-E as described in Section 5(a) of this Amendment, the Research Program ended as of June 19, 2006 with respect to, and shall exclude, all Mitotic Kinesin Targets, other than CENP-E. Notwithstanding anything to the contrary, there shall be no extensions of the Research Program under the terms of the Agreement, as amended by this Amendment, other than for CENP-E.
     6. Independent Development by CK. Notwithstanding anything else to the contrary in the Agreement, CK shall have the exclusive right to control, at its sole discretion and expense, all further research, development, manufacturing, and commercialization of the CK Targets, CK Compounds and CK Products (including KSP Products) (itself and through Third Parties) without further obligation to GSK, except subject to (i) the GSK Option set forth in this Amendment and (ii) the obligation to pay royalties to GSK pursuant to Section 4.7 of the Agreement on CK Products, including KSP Products. Accordingly, all references in the September 2005 Amendment to the CK Subfield, and any other limitations in the Agreement on research, development, manufacture or commercialization by CK (itself or through Third Parties) of CK Targets, CK Compounds and CK Products are hereby terminated and deleted. Such research, development, manufacture and commercialization by and under authority of CK shall not be considered part of, and shall not be subject to the terms and conditions applicable to, the collaboration under the Agreement, except pursuant to the GSK Option. For purposes of this Section 6 and the other terms of the Agreement, the term “CK Product” shall be deemed to include [***] that include a CK Compound.
     7. Joint Development Committee.
          (a) The JDC established pursuant to Section 2.1.1 of the September 2005 Amendment is hereby dissolved. Sections 2.1.1 and 2.1.2 of the September 2005 Amendment are hereby deleted from the Agreement, and shall have no further force or effect, provided that CK shall provide quarterly updates relating to SB-921 Products and SB-992 Products through the Project Team for GSK-923295, or to another team of individuals designated by GSK with similar functional responsibilities, unless and until the GSK Option expires.
          (b) If GSK exercises the GSK Option: (i) unless the JDC has previously been established for CENP-E in accordance with the terms of Section 3.5 of the Agreement, the Parties shall establish the JDC for the Optioned Products, (ii) with respect to Optioned Products, the JDC shall have the rights, responsibilities and obligations as set forth in Section 2.1.1 of the September 2005 Amendment; (iii) [***] shall have the right to [***] on all matters relating to any [***] for an Optioned Product or otherwise relating to the [***] or [***] of any Optioned Product for any [***]; (iii) [***] shall have the right to [***] on matters relating to the [***] or [***] of Optioned Products for any [***]; and (iv) [***] shall have the right to [***] on matters relating to the [***] or [***]of Optioned Products for any [***] other than [***] or [***]. This

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

\

Section 7(b) shall not modify the operation of Section 3.5 of the Agreement with regard to CENP-E.
     8. GSK-Sponsored Studies; Third Party-Sponsored Studies.
          (a) GSK shall not [***], and represents and warrants that it has not [***], any [***] in any study for SB-992 or SB-921 [***], including those studies for SB-992 and SB-921 that were ongoing as of [***] (each, a “GSK-Ongoing Study”). After the Amendment Effective Date, GSK shall keep CK fully and promptly informed regarding the progress and results of the GSK-Ongoing Studies. After the Amendment Effective Date, GSK shall provide CK with copies of any [***] from [***] regarding any GSK-Ongoing Study promptly upon receipt. GSK shall use [***] efforts to complete the GSK-Ongoing Studies and the collection of data and Final Study Report for each such GSK-Ongoing Study.
          (b) GSK shall continue to maintain the IND for SB-992 and SB-921 (i.e., IND [***] with an initial filing date of [***] for SB-992 and IND [***] with an initial filing date of [***] for SB-921) until each such IND is transferred to CK as set forth herein. GSK shall use [***] efforts to complete and file the Annual Report for IND [***] in accordance with the timings as required by law for filing of such Annual Report. After GSK files the Annual Report for IND [***] due following the Amendment Effective Date, GSK shall transfer IND [***] and IND [***] to CK. Prior to transfer of each IND, GSK shall allow, and hereby authorizes, CK to cross reference such IND. Concurrent with its [***] for IND [***] to [***], GSK shall provide [***] thereof to CK.
          (c) After the Amendment Effective Date, GSK agrees to complete the Final Study Reports for the GSK-Ongoing Studies for SB-992 and SB-921 within [***] ([***]) [***] following [***] for the relevant GSK-Ongoing Study. If all data from the GSK-Ongoing Study for SB-921 has been collected by GSK and the Final Study Report for such study completed prior to the date that GSK transfers IND [***] to CK, GSK shall file the Final Study Report for such study with the FDA. If such Final Study Report is not completed before the transfer of IND [***], GSK shall complete the Final Study Report and submit it to CK for filing with the FDA. GSK shall complete the Final Study Reports for the GSK-Ongoing Studies for SB-992 and submit it to CK for filing with the FDA. Prior to finalization of each Final Study Report for the GSK-Ongoing Studies, GSK shall provide CK with [***] and provide CK [***] thereon; provided, however, that GSK shall have [***] in finalizing any Final Study Report. After transfer of the INDs for SB-992 and SB-921 to CK, CK shall have responsibility for such INDs, shall file the Annual Report for IND [***] with the FDA and shall undertake and fulfill all obligations imposed on holders of INDs under law with respect to IND [***] and IND [***], including filing all reports that may be due in connection with such INDs, other than as set forth above.
          (d) After the Amendment Effective Date, GSK shall complete and publish manuscripts for GSK-Sponsored Studies, [***], [***] after the Amendment Effective Date; provided, however, that GSK shall not publish any manuscript until after CK has had [***] to review and comment on the manuscript. GSK shall [***] CK’s [***] with respect thereto, consistent with prior practice between GSK and CK regarding publication of manuscripts for SB-992 and SB-921.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

          (e) After the Amendment Effective Date, GSK and its Affiliates shall not conduct or have conducted under their respective authority any clinical activities with regard to SB-992 or SB-921, other than GSK’s activities in accordance with the foregoing for SB-992 and SB-921 under the GSK-Ongoing Studies.
           (f) After the Amendment Effective Date, CK shall be responsible, at its expense, for providing any materials or services (e.g., [***], [***], [***], [***] or [***], etc.) to Third Parties to the extent required by the terms of any Third Party Agreements that GSK assigns to CK pursuant to this Amendment, in each case to the extent necessary to enable such Third Parties to complete their studies with respect to SB-992 or SB-921, as applicable (the “Third Party-Sponsored Studies”). For clarity, CK does not assume any responsibility, liability, or other Losses arising out of any activities or obligations in connection with such Third Party-Sponsored Studies or Third Party Agreements to the extent that the activities occurred, or if the obligation matured, prior to the time at which the particular agreement is assigned to CK, including Losses arising out of any failure to comply with any Third Party Agreements that occurred prior to the date of assignment of the particular Third Party Agreement to CK, except to the extent CK would have had responsibility therefor prior to such assignment. All such Losses shall be within the scope of GSK’s obligation to indemnify, defend and hold harmless under Section 10.2.1 of the Agreement. Similarly, to the extent of CK’s obligation to indemnify under Section 10.2.2 of the Agreement, CK shall remain obligated to indemnify GSK with respect to activities under the Third Party Agreements that occur after the Third Party Agreement has been assigned to CK after the Amendment Effective Date. CK shall have no responsibility for any materials or services which GSK was required, but failed, to provide prior to the Amendment Effective Date under such Third Party Agreements. GSK shall retain responsibility for providing such materials and services.
     9. Transition and Information Exchange.
          (a) Section 4.4.2 of the Agreement shall continue to apply with respect to all CK Targets, CK Compounds and CK Products, including the KSP Products. Without limiting the foregoing, as set forth in Section 4.4.2 of the Agreement, commencing upon the Amendment Effective Date with respect to all CK Targets, CK Compounds and CK Products designated as such under this Amendment, GSK shall cooperate fully with CK to provide CK with all Licensed Technology and Information to which CK has a right or license under the Agreement and which is necessary or useful for CK to further research, develop, produce or otherwise exploit any such CK Target, CK Compound, or CK Product. Such cooperation shall include (i) the reasonable disclosure of all such Information, to the extent such Information is not within the possession or control of CK (including, without limitation, [***] (including with respect to the [***])); (ii) transfer of [***] and [***] of [***] and [***] (to the extent such [***] were [***], or [***], by GSK with respect to the CK Compound or CK Product and excluding the GSK [***] and [***] with other products); (iii) [***] (including transfer of the [***] for the [***] in accordance with Section [***] of this Amendment); (iv) transfer of [***], and [***] such materials were [***] by GSK with respect to CK Compounds, CK Products or CK Targets; and (v) to the extent reasonably transferable and specifically developed or used in connection with any CK Product, CK Compound or CK Target, transfer of [***], all to the extent that such material is not in the possession of CK, and such other disclosures and transfers as are reasonably necessary or useful

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

for CK to exercise its full rights with respect to such CK Product, CK Target or CK Compound granted to CK under the Agreement. In particular and without limiting the foregoing, GSK shall provide to CK the Information, materials and assistance described on Appendix I, attached hereto and incorporated herein, with respect to SB-992 and SB-921, to the extent such Information and materials (i) were not previously supplied to CK for SB-921 under the September 2005 Amendment, (ii) are not otherwise in the current possession of CK, and (iii) other than the Final Study Reports for the GSK-Ongoing Studies for SB-992 and SB-921, exist at the time of the Amendment Effective Date and are in GSK’s possession or control. All Information described in this Section 9(a) shall be delivered to CK after the Amendment Effective Date within [***] ([***]) [***] after CK’s written request, except to the extent that GSK has obtained CK’s written agreement to a longer period of time when delivery is not possible within such [***] ([***]) [***] period, such agreement not to be unreasonably withheld. Except as set forth in Section 8 of this Amendment, nothing in this Section or this Amendment shall obligate GSK to update or complete materials provided to CK under this Amendment.
          (b) Without limiting the foregoing, GSK shall also provide CK with such assistance as CK reasonably requests from time to time to assist CK in [***] and [***] the Information and materials provided by GSK.
          (c) In accordance with Section 4.4.2 of the Agreement, CK shall [***] GSK’s [***] with respect to all activities, materials and assistance provided by GSK to CK under Section 4.4.2 of the Agreement and this Section 9. GSK shall provide [***] to CK of such [***] after they are [***], which CK shall [***] within [***] of receipt of such [***] from GSK.
     10. Generic and Brand Names. GSK shall transfer sponsorship and ownership to CK of all of GSK’s generic names and brand names for SB-992 and SB-921, including all goodwill associated therewith, promptly after the Amendment Effective Date, excluding GSK’s general corporate trade marks, trade dress and logo used for its products generally. CK shall have the right to use the numerical compound identifier originally designated by GSK for SB-992 and SB-921, that is, SB-715992 and SB-743921, for any CK Product.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

     11. [***] of SB-992.
          (a) GSK shall provide to CK, at GSK’s expense, the [***] of SB-992 [***] and [***] in GSK’s [***], including [***], as of the [***], excluding any [***] of SB-992 [***] by GSK for any [***] for SB-992 (the “SB-992 [***]”). GSK represents and warrants that, to its knowledge, the SB-992 [***] of [***] is [***], the SB-992 [***] of [***] is [***] in [***], and the SB-992 [***] of [***] is [***]. GSK represents and warrants, to its knowledge, that the SB-992 [***] also includes [***] of [***] which shall be [***] by GSK promptly following the Amendment Effective Date. GSK shall [***] the SB-992 [***] to CK’s [***] as soon as practicable following the Amendment Effective Date, but in no event later than [***] ([***]) [***] after the Amendment Effective Date.
          (b) CK shall be responsible, at its cost, for [***] and [***] (itself or through [***]) CK’s requirements for SB-992 [***] and [***] in [***] of the SB-992 [***] provided by GSK. GSK shall provide CK with such assistance, documentation, and Information as is reasonably requested by CK in connection with [***] the SB-992 [***] to CK and CK or [***] of SB-992 [***] and [***], including documentation, such as, but not limited to, [***]. CK shall be responsible, at its expense: (i) for any [***] of SB-992 [***] that [***], including [***] to GSK for [***] with respect to [***] under Section [***] of this Amendment to the extent set forth in Section 4.4.2 of the Agreement; and (ii) for [***] and [***] of [***] SB-992 [***] that have been [***] to CK under this Section 11.
          (c) To the extent Losses arise out of any [***] of the SB-992 [***] to [***] with [***], other [***] or [***], any [***], or other [***] to the [***], or [***] of the SB-992 [***] for [***] in [***] shall be deemed to be within the scope of GSK’s obligation to indemnify CK under Section 10.2.1 of the Agreement. CK shall be responsible for any Losses arising out of the [***] by CK or [***] of any SB-992 [***] and [***] in [***] of the SB-992 [***] and shall have no right to indemnity from GSK for such Losses under Section 10.2.1 of the Agreement.
     12. [***] Studies. Subject to [***] by CK in accordance with Section 4.4.2 of the Agreement, GSK shall [***] studies for [***] of [***] and [***] of SB-921 and SB-992 and shall [***] to CK all [***] and [***] from time to time as such [***] become available and as CK otherwise requests.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

     13. Third Party Agreements.
          (a) GSK represents and warrants to CK, as of the Amendment Effective Date and to its knowledge, that it has granted no right or license or interest to any Third Party under the Assigned Patents or other intellectual property rights of GSK prior to the Amendment Effective Date that would conflict or interfere with CK’s ability to develop and commercialize SB-992 or SB-921 after the Amendment Effective Date.
          (b) Promptly after the Amendment Effective Date, to the extent it has not already done so prior to such date and to the extent it is not prohibited by the terms of the agreement from doing so, GSK shall endeavor to provide CK with copies of [***] agreements (or copies of agreement templates) between GSK and Third Parties under which activities solely for SB-992 or SB-921 are ongoing or have occurred as of the Amendment Effective Date, including GSK’s agreement with the National Cancer Institute (each, a “Third Party Agreement”). The list of such Third Party Agreements which have been provided by GSK as of the Amendment Effective Date is set forth in Appendix VI, attached hereto and incorporated herein.
          (c) Promptly after the Amendment Effective Date, GSK shall assign to CK all Third Party Agreements relating solely to SB-992 or SB-921 that have not terminated as of the Amendment Effective Date to the extent CK requests and GSK is not prohibited by the terms of the particular Third Party Agreement, or applicable law, from doing so. GSK shall have no obligation to disclose or to assign to CK any Third Party Agreement pursuant to which activities for GSK products other than SB-992 or SB-921 are to be or have been performed. GSK shall further be under no obligation to obtain the consent of any Third Party to the assignment of any Third Party Agreement which requires consent to assign, except that GSK shall use [***] efforts, and cooperate, as CK requests, to seek and obtain any consent, substitution, approval, and amendment required to transfer, or to novate, as desired by CK, any and all Third Party Agreements and rights and obligations thereunder. Without limiting the foregoing, GSK shall use [***] efforts to promptly [***] with the [***] relating to SB-992 [***] and [***] the [***] to permit GSK to assign such agreement to CK.
          (d) With respect to each Third Party Agreement that is not assigned or otherwise transferred to CK under Section 11(c) or that has not already terminated (“Unassigned Agreements”), GSK shall terminate the Third Party Agreement as CK requests or allow such Unassigned Agreement to terminate of its own accord in its entirety if the Unassigned Agreement relates solely to SB-992 or SB-921. If the Unassigned Agreement relates to GSK products other than SB-992 or SB-921, GSK shall have no obligation to terminate the Unassigned Agreement. Alternatively or additionally, to the extent not prohibited by applicable law, GSK shall use [***] efforts to hold such Unassigned Agreements, as of and from the Amendment Effective Date, in trust for CK and all covenants, responsibilities, and obligations thereunder shall be performed, and all rights and licenses thereunder shall be exercised, solely for the benefit of CK. GSK shall take or cause to be taken such actions in GSK’s name or otherwise as CK may reasonably request so as to provide CK with the benefits of the Unassigned Agreements to the extent they relate to SB-992 or SB-921, including, without limitation,

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

instructing the Third Party to the Unassigned Agreement to perform all of its obligations solely for the benefit of CK with respect to any obligations pertaining to SB-992 or SB-921.
          (e) Commencing as of the Amendment Effective Date, all obligations under the Third Party Agreements (except for the Unassigned Agreements) to assign, license or otherwise transfer to GSK or its Affiliate any right, title or interest in or to any Patent or other intellectual property rights relating to SB-992 or SB-921 shall be deemed to be obligations to assign, license and otherwise transfer such right, title or interest to CK. With regard to each Unassigned Agreement, unless and until the Unassigned Agreement is transferred to CK or terminated, GSK and its Affiliates shall notify CK of any assignment of Patents or other intellectual property relating to SB-992 or SB-921 to GSK or its Affiliate, and GSK and the Affiliate shall assign to CK, as CK requests, all right, title, and interest in and to all Patents and other intellectual property relating to SB-992 or SB-921 that is assigned to GSK or the Affiliate under the Unassigned Agreement. All Information disclosed to GSK or its Affiliate under any Third Party Agreement relating to a SB-992 or SB-921 is hereby deemed to be the Confidential Information of CK under the Agreement. Without limiting the foregoing, all Patents relating to SB-992 or SB-921 to which any right, title or interest has been or is assigned to GSK under or as a result of any Third Party Agreement, including any joint interest with CK, are hereby deemed to be within the Assigned Patents that are assigned to CK under Section 14 of this Amendment. Additionally, GSK hereby authorizes, and shall authorize as CK requests, each Third Party to a Third Party Agreement to disclose to CK all confidential information relating to SB-992 or SB-921 that may be, or may have been, disclosed or produced under the Third Party Agreements. All Information and technology related to SB-992 or SB-921 that CK receives from Third Parties in connection with the Third Party Agreements that is not owned by CK in accordance with the foregoing shall be deemed licensed to CK under the Agreement to the same extent as each of the Collaboration Technology and Post-Collaboration Technology.
          (f) Neither the foregoing, nor any assignment of a Third Party Agreement to CK, shall transfer to CK responsibility or liability for any breaches, obligations or Losses arising out of any activities that occurred, or obligations that accrued or matured, prior to the date on which the particular Third Party Agreement was assigned to CK after the Amendment Effective Date. From and after the date of assignment of any Third Party Agreement to CK, CK shall be solely responsible for all obligations under such Third Party Agreement after the date of assignment and shall have all responsibility and liability for any breaches, obligations and Losses to the extent arising out of any activities occurring under an assigned Third Party Agreement after the date of its assignment to CK. CK shall indemnify GSK for any Losses to the extent arising out of such Third Party Agreements from and after the date assigned in accordance with Section 10.2.2.
     14. Assigned Patents.
          (a) GSK hereby assigns, and shall assign promptly, to CK all Assigned Patents. CK shall [***] for its [***] that [***] to effect such assignment, including any [***] of [***], within [***] ([***]) [***] of [***] of an [***]. Upon such assignment, CK or its designee shall control in their sole discretion, the Prosecution and Maintenance and enforcement of the Assigned Patents, and all other Patents based upon or that claim priority to an Assigned Patent, at its sole cost and expense. For a period of [***] ([***]) [***] after the Amendment

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

Effective Date, GSK, at GSK’s cost, shall provide reasonable assistance to CK with respect to the Prosecution and Maintenance of all such Assigned Patents.
          (b) If GSK exercises the GSK Option, CK shall license to GSK, in accordance with Section 5.2 of the Agreement, all Assigned Patents for Optioned Products (including Assigned Patents claiming KSP for purposes thereof), in addition to the other licenses granted by CK to GSK under Section 5.2.1 of the Agreement, on exercise of the GSK Option, and GSK and CK shall cooperate with respect to the Prosecution and Maintenance and enforcement of all such Assigned Patents in accordance with the provisions in Article 8 of the Agreement. As provided in Section 19, if GSK exercises the GSK Option, GSK shall reimburse CK [***]% of the [***] Patent Costs of the Assigned Patents for the Optioned Product(s), as incurred by CK after the Amendment Effective Date, subject to the cap set forth in Section 19(a)(ii). In addition, GSK shall reimburse CK [***] percent ([***]%) of the costs of [***] related to the Optioned Products as incurred by CK after the Amendment Effective Date, subject to the cap set forth in Section 19(a)(ii).
          (c) If, after the Amendment Effective Date and prior to expiration of GSK Option, CK intends to [***] or [***], CK shall notify GSK of such intention at least [***] ([***]) [***] prior to the date upon which [***] or [***] (or such shorter period as [***] ([***]) [***]), and GSK shall thereupon have the right, but not the obligation, to [***] of such [***] at its own expense with [***] of its [***]. At GSK’s request, CK shall [***], at GSK’s expense, any [***] that CK [***] or [***] without [***]. For clarity, all [***] to GSK shall [***] to CK under the Agreement, and subject to the [***] to CK, to the same extent [***] and [***] to CK under each of the Collaboration Technology and Post-Collaboration Technology.
     15. [***] to GSK. Subject to the terms and conditions of the Agreement, CK [***] to GSK a [***] and [***] to permit GSK to [***] and any [***] by GSK [***] thereto for the [***], and [***] and/or [***] shall not include any [***] and/or [***]. All [***] and [***] under this Section 15 shall [***], and have no [***] or [***], upon [***] or [***] of the [***].
     16. Joint Commercialization Committee. The Joint Commercialization Committee’s oversight and responsibility under the Agreement shall be limited to (i) Licensed Products that contain a Development Compound that meets the Compound Criteria for CENP-E and (ii) if GSK has exercised the GSK Option in accordance with this Agreement, the Optioned Products. Such oversight and responsibility shall apply only during those periods of time in which CENP-E or KSP, as the case may be, is a Collaboration Target under the Agreement.
     17. Adverse Event Reporting. Promptly following the Amendment Effective Date, the Parties shall execute a “Safety Data Exchange Agreement” to coordinate the submission of serious adverse event (SAE) reports and routine adverse event (AE) reports to local regulatory authorities to the extent applicable for SB-992 and SB-921 and as required by applicable law. In addition, promptly after the Amendment Effective Date, GSK shall provide [***] for SB-992 and SB-921 to CK.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

     18. GSK Option.
          (a) GSK hereby waives all rights under Section 4.5 of the Agreement and all of CK’s obligations under Section 4.6 of the Agreement. In particular, Sections 4.5 and 4.6 of the Agreement are hereby terminated and shall have no further force or effect. In lieu of such rights and obligations, and replacing the GSK [***] Option set forth in Section 2.3 of the September 2005 Amendment, CK hereby grants to GSK an option to reinstate SB-992 Products and/or SB-921 Products as Licensed Products under the Agreement as follows (the “GSK Option”):
          (b) CK shall notify GSK in writing of [***] (for [***], substantially in accordance with the [***] set forth in Appendix VII, attached hereto and incorporated herein, and for which [***] in accordance with the applicable [***]) from the [***] for [***] under the CK Clinical Studies (“[***] Notice”). CK shall include with the [***] Notice a copy of [***] for the [***] on [***] as part of the CK Clinical Studies. If CK does not [***] for [***] conducted under the CK Clinical Studies, CK shall notify GSK in writing of the [***] (for [***] and for which [***]) from the [***] for [***] under the CK Clinical Studies, and such notice shall be a [***] Notice pursuant to this Section 18(b). Upon receipt of the [***] Notice, GSK shall have the option to conduct all further development (including Later Stage Development) and commercialization of SB-992 Products and/or SB-921 Products for all indications, subject to CK’s Co-Funding Option in Section 3.4 of the Agreement and CK’s Co-Promotion Option in Section 7.4 of the Agreement. Following delivery of a [***] Notice to GSK, CK shall provide such information and data owned by CK that has been generated in or for such [***] and all other data from CK’s [***]of such KSP Product, to the extent such information and data has not been previously provided to GSK, as GSK may reasonably request to enable GSK to make an informed decision whether to exercise the GSK Option. Nothing in this Section 18 shall be construed to require CK to perform, continue or complete any studies or analysis.
          (c) GSK shall have [***] ([***]) [***] from receipt by GSK of the [***] Notice to exercise the GSK Option or to notify CK that it does not wish to exercise the GSK Option (“GSK Option Period”). To exercise the GSK Option, GSK shall provide, at any time prior to the expiration of the GSK Option Period, written notice to CK specifying that GSK agrees to conduct all further development (including Later Stage Development) and commercialization of: (i) all SB-992 Products only; (ii) all SB-921 Products only; or (iii) all SB-992 Products and SB-921 Products. Such notice shall specify whether GSK is exercising the GSK Option with respect to SB-992 Products only, SB-921 Products only, or both SB-992 Products and SB-921 Products, and the KSP Products so specified shall be deemed “Optioned Products”. Such development and commercialization shall be conducted in accordance with the terms and conditions of the Agreement that are applicable to Collaboration Targets, Development Compounds and Licensed Products, subject to the terms of this Amendment.
          (d) If GSK elects not, or otherwise fails, to exercise the GSK Option during the GSK Option Period, then the GSK Option shall expire with respect to all KSP Products, effective on the earlier of: (i) the date of GSK’s notice to CK that it will not exercise the GSK Option; and (ii) the last day of the GSK Option Period. Prior to receipt of a [***] Notice, GSK shall have the right to notify CK that it wishes to exercise the GSK Option or to notify CK that it has declined its rights under the GSK Option. If GSK so notifies CK that it has declined its

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

rights under the GSK Option, the GSK Option shall expire on the date of such notification to CK. If CK, for any reason, fails to provide GSK with a [***] Notice in accordance with Section 18(b), the GSK Option shall expire on [***], if it has not earlier expired under the terms of this Section.
          (e) Notwithstanding anything to the contrary, the GSK Option shall not be triggered by any [***], or [***], [***] concerning the use of any inhibitor of KSP in [***] for [***] applications, including [***]. [***] that include an Optioned Product that inhibits KSP for [***] applications, including [***], shall be considered included in the Collaboration, however, if GSK otherwise exercises the GSK Option in accordance with the terms of this Amendment.
          (f) For as long as the GSK Option remains in effect, CK shall use [***] efforts to develop SB-992 Products and SB-921 Products, subject to the following: CK shall have the right to [***] or [***] or [***] or [***], and CK’s decision to do so shall not be [***] under this Section 18(f) or otherwise under this Amendment or the Agreement.
     19. Effect of Exercise of GSK Option.
          (a) If GSK exercises the GSK Option during the GSK Option Period with regard to one or both of SB-992 Products and SB-921 Products, then:
               (i) the Optioned Product(s) shall become Licensed Products, subject to all terms of the Agreement, but with the modified economics described in this Amendment;
               (ii) GSK shall reimburse CK for: (a) all [***] costs incurred by CK in connection with the development of the Optioned Product(s), other than [***] costs (together with an additional [***] percent ([***]%) premium of such costs); (b) any [***] costs incurred by CK for the Optioned Product(s); (c) the [***] Patent Costs for the Assigned Patents [***] KSP and the Optioned Product(s); and (d) [***] percent ([***]%) of the costs of [***] relating to the Optioned Products, all to the extent not previously reimbursed by GSK and each as incurred by CK after the Amendment Effective Date. The total of the amounts in (a) and (b) shall be capped at a maximum of US$[***], and the total of the amounts in (c) and (d) shall be capped at US$[***]. The cap on the amounts in (a) and (b) shall not apply to the [***] percent ([***]%) premium referenced in (a). The costs which GSK reimburses shall include, without limitation, those costs set forth as [***] in Section [***] of the Agreement. In no case will the total amount to be reimbursed by GSK under this Section exceed $[***];
               (iii) GSK shall pay to CK, with respect to such Licensed Products, the milestones described on Appendix II of this Amendment, attached hereto and incorporated herein, and royalties described in Appendix III of this Amendment, attached hereto and incorporated herein, and Sections 3.2 and 3.3 of the September 2005 Amendment are hereby deleted in their entirety; and
               (iv) the Parties shall form the JDC (unless already formed, as described in Section 7 above) for the Optioned Products.
                    In addition to the above effects, CK shall have the right to continue any ongoing CK Clinical Studies for any Optioned Products, and GSK shall reimburse CK for

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

[***]% of the [***] costs incurred by CK in connection with such studies after the date of GSK’s exercise of the GSK Option.
          (b) For clarity, on exercise of the GSK Option, KSP shall be deemed a Collaboration Target, subject to all applicable provisions of the Agreement, including all diligence and payment obligations, subject to Sections 19(d) and 24(d).
          (c) If GSK exercises the GSK Option with respect to SB-992 Products only or SB-921 Products only, as provided in Section 18, (i) GSK shall have no right to develop and commercialize any KSP Products which are not Optioned Products, (ii) GSK shall have no obligation to reimburse CK’s expenses under this Section 19 for any KSP Products which are not Optioned Products, and (iii) without limiting anything herein or in the Agreement, CK shall have all rights to develop and commercialize any KSP Products which are not Optioned Products, subject to payment to GSK of the royalty under Section 20 of this Amendment on sales of such KSP Products.
          (d) If GSK exercises the GSK Option with respect to both SB-992 Products and SB-921 Products and reimburses CK in accordance with Section 19(a)(ii) above, GSK shall have the right to [***] or [***], and [***] or [***], and GSK’s decision to do so shall not be [***] under the Agreement or this Amendment.
          (e) If GSK exercises the GSK Option, prior to any payment to CK under Section 19(a)(ii) above, GSK shall have the right to audit the costs incurred by CK for the Optioned Products, but not with respect any other KSP Products.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

     20. Other Royalties and Milestones. The terms in the Agreement requiring GSK to pay royalties and milestones with regard to Licensed Products directed toward CENP-E shall continue to apply in accordance with their terms. Section 4.7 of the Agreement requiring CK to pay royalties to GSK on sales of CK Products shall continue to apply in accordance with its terms. GSK and CK agree that, if GSK does not exercise the GSK Option with regard to a KSP Product, the royalty payable by CK to GSK under Section 4.7.1 for any CK Product incorporating SB-992 shall be [***]% and for any CK Product incorporating SB-921 shall be [***]%.
     21. Development Plans for KSP Products. The JDC shall generate and approve a Development Plan for the Optioned Products within [***] ([***]) [***] of GSK’s exercise of the GSK Option.
     22. CK Co-Funding Option. Upon and after GSK’s exercise of the GSK Option in accordance with this Amendment, all Optioned Products shall be subject to the Co-Funding Option under Section 3.4 of the Agreement, and CK shall have the right to exercise the Co-Funding Option with respect to each Optioned Product pursuant to and in accordance with the terms set forth therein except that, for each such Optioned Product, CK shall have the right to exercise the Co-Funding Option by providing written notice thereof to GSK anytime prior to the end of the [***]-[***] period following the JDC’s approval of the Development Plan for such Optioned Product as described in Section 21 above.
     23. Failure to Exercise GSK Option. If GSK elects not, or otherwise fails, to exercise the GSK Option with respect to a KSP Product or if CK fails to provide a [***] Notice in accordance with Section 18(b) above, then (i) GSK shall have no rights or obligations with respect to the development or commercialization of such KSP Product, and (ii) CK’s exclusive rights under Section 6 of this Amendment, at its sole discretion and expense, to conduct all further research, development, manufacturing and commercialization of any such KSP Product (itself and through Third Parties) without further obligation to GSK, other than payment of the applicable royalties pursuant to Section 20 above and Section 4.7 of the Agreement shall remain in effect.
     24. Exclusivity.
          (a) After the Amendment Effective Date, Section 4.1.1 and Section 4.1.2 of the Agreement shall apply only to: (i) CK Targets other than KSP; (ii) CK Products directed to CK Targets other than KSP; and (iii) CENP-E and Compounds, Development Compounds and Licensed Products directed to CENP-E. Section 4.1.3 shall continue in full force and effect.
          (b) For as long as the GSK Option is in effect and subject to the grant-back license to GSK in Section 15 of this Amendment, neither GSK nor its Affiliates shall:
               (i) conduct any research or development regarding KSP or any inhibitor thereof or any chemical or biological entity directed thereto; or
               (ii) make, have made, use, sell, offer to sell, import or otherwise commercialize any products inhibiting the biological activity of KSP, and shall not authorize,

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

fund or assist any other party in undertaking any activity described in subclause (b)(i) or (ii) of this Section 24.
          (c) If GSK declines or otherwise fails to exercise the GSK Option, for a period of [***] ([***]) [***] after expiration of the GSK Option in accordance with Section 18(d), neither GSK nor its Affiliates shall [***]; provided, however, if CK [***] or [***], [***] shall not be considered for purposes of the [***] restriction above; and further provided, that such restriction shall not apply if CK (i) [***] or (ii) [***] (except in connection with the [***], whether by [***] or otherwise).
          (d) Extensions under Section 4.2.2 (excluding 4.2.2(e)) of the Agreement shall be available only based upon the Collaboration Target CENP-E, and the restrictions imposed on CK in Section 4.2.3 of the Agreement shall be limited to CENP-E, including in the event KSP is deemed a Collaboration Target based on exercise of the GSK Option.
          (e) Sections 4.2.1 and 4.3 of the Agreement shall continue to apply in accordance with their terms, un-amended, only with respect to CENP-E and no other CK Target, including KSP.
     25. Deletion of [***] and [***] Provisions. All provisions relating to [***] and [***], including in its entirety Section 2.6.4 of the Agreement, are hereby deleted from the Agreement and shall have no further force or effect, except the terms in Section 9.5 of the Agreement which indicate that CK’s disclosure is not restricted in connection with activities pertaining to [***] or [***] and Section 4.7.2 of the Agreement.
     26. Termination of Other Terms. Sections 2.7, 2.8.2, 3.1.1, 3.1.2, 4.2.2(e), 4.5, 4.6 and the last sentence in Section 1.8 of the Agreement are hereby deleted in their entirety, and shall have no further force or effect. Additionally, except with respect to CENP-E, CK and GSK shall have no further obligations under Section 2.1(b) of the Agreement. CK shall have no further obligation or responsibility under Sections 9.4 and 12.1.2 of the Agreement, except that Sections 9.4 and 12.1.2 of the Agreement shall apply to CK with regard to: (i) Development Compounds and Licensed Products that are directed toward CENP-E; (ii) Optioned Products for so long as such Optioned Products remain Licensed Products; (iii) to the extent set forth in Section 8(d) of this Amendment; and (iv) with respect to any publication or press release which includes information about the GSK Ongoing Studies for SB-992 or SB-921.
     27. Consequences of Termination . Subject to the changes made by this Amendment, the Agreement shall continue to govern the consequences of termination of the Agreement in its entirety and on a Licensed Product-by-Licensed Product basis.
     28. Other Provisions of Agreement Continuing. Except as expressly amended by this Amendment, all other terms and conditions of the Agreement shall continue in full force and effect. The September 2005 Amendment shall continue in full force and effect, except to the extent provisions of the September 2005 Amendment are expressly deleted or supplanted by this Amendment. In particular, Section 2.8 of the September 2005 Amendment shall continue in full force and effect.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

     29. Further Assurances. On and after the Amendment Effective Date, upon the reasonable request of CK, GSK shall use [***] efforts to prepare, execute and deliver such other and further agreements, instruments and certificates as may be reasonably necessary or appropriate in order to effectuate the purposes and intent of this Amendment and to consummate the transactions contemplated hereby. GSK acknowledges that such actions may include, without limitation, executing instruments, conveyances, declarations, oaths and the like, for Assigned Patents and other intellectual property which is being transferred to CK pursuant to this Amendment.
     30. Article and Section Headings, Language and Construction. The Section headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment. The words “hereof,” “herein” and “hereunder” and other words of similar import refer to this Amendment as a whole and not to any subdivision contained in this Amendment. The words “include” and “including” when used herein are not exclusive and mean “include, without limitation” and “including, without limitation,” respectively. This Amendment has been negotiated by the Parties and their respective counsel. Accordingly, this Amendment will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party.
     31. Miscellaneous. Articles and Sections 9, 10.1, 12.1, 12.4, 12.6, 12.7, 12.8, 12.9, 12.10, 12.11, 12.12 and 12.13 of the Agreement, and Section 4.1 of the September 2005 Amendment, shall apply to this Amendment in the same manner as they apply to the Agreement or the September 2005 Amendment, as the case may be, and in each case as specifically modified by this Amendment. For clarity, Section 12.10 of the Agreement shall be considered to refer to the Agreement, as amended by this Amendment. Each Party shall have the right to assign this Amendment to an entity to which the Agreement is assigned in accordance with its terms. All transfers in violation of the foregoing shall be void. Neither Party relied upon any representations or warranties by the other in deciding whether or not to enter into this Amendment.
[INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized representatives as of the date and year first above written.

Cytokinetics, Inc.		Glaxo Group Limited,
a GlaxoSmithKline corporation

By:	/s/ Robert I. Blum	By:	/s/ Paul Williamson

Name:	Robert I. Blum	Name:	Paul Williamson For and on behalf of Edinburgh Pharmaceutical Industries Limited

Title:	President	Title:	Corporate Director

Date:	11/22/2006	Date:	21 November 2006

APPENDIX I
INFORMATION, MATERIALS AND ASSISTANCE
•	[***];

•	[***];

•	[***];

•	[***];

•	[***];

•	[***] (each, a “Final Study Report”). Each Final Study Report shall include [***];

•	[***];

•	[***]; and

•	[***].

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX II
MILESTONES FOR OPTIONED PRODUCTS

										Additional		Enhanced
										Indication		Indication
MILESTONE	[***]#			[***]#			[***]			Amount		Amount
1. [***]	$	[***]			[***]			[***]			[***]		[***]
2. [***]	$	[***]			[***]			[***]			[***]		[***]
3. [***]	$	[***]	*		[***]		$	[***]	***	$	[***]		[***]
4. [***]	$	[***]	*		[***]		$	[***]	***	$	[***]	$	[***]
5. [***]	$	[***]	*		[***]		$	[***]	***	$	[***]	$	[***]
6. [***]	$	[***]	*	$	[***]	**	$	[***]	***	$	[***]	$	[***]
7. [***]	$	[***]	*	$	[***]	**	$	[***]	***	$	[***]	$	[***]
Development Milestones
     # For clarity, each of “[***] ,” “[***]” and “[***]” include any Licensed Product (including any Optioned Product whether for an Additional Indication, Enhanced Indication or otherwise).
     *  For each Optioned Product, if such Optioned Product is [***] to achieve any one of Development Milestones 3 – 7 (each, as described in the table above) and:
     (i) if such Optioned Product is for an Additional Indication, then GSK shall pay to CK the corresponding amounts set forth in the column “[***]” and the column “Additional Indication Amount” in the table above; and
     (ii) if such Optioned Product is for an Enhanced Indication, then GSK shall pay to CK the corresponding amounts set forth in the column “[***]” and the column “Enhanced Indication Amount” in the table above.
     ** For each Optioned Product, if such Optioned Product is [***] to achieve any one of Development Milestones 3 – 7 (i.e., it is [***]to achieve such Development Milestone) and:
     (i) if such Optioned Product is for an Additional Indication, then GSK shall pay to CK the corresponding amounts set forth in the column “[***]” and the column “Additional Indication Amount” in the table above; and
     (ii) if such Optioned Product is for an Enhanced Indication, then GSK shall pay to CK the corresponding amounts set forth in the column “[***]” and the column “Enhanced Indication Amount” in the table above.
     *** For each Optioned Product, if such Optioned Product is [***] to achieve any one of Development Milestones 3 – 7 and:

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

     (i) if such Optioned Product is for an Additional Indication, then GSK shall pay to CK the corresponding amounts set forth in the column “[***]” and the column “Additional Indication Amount” in the table above; and
     (ii) if such Optioned Product is for an Enhanced Indication, then GSK shall pay to CK the corresponding amounts set forth in the column “[***]” and the column “Enhanced Indication Amount” in the table above.
     **** No Development Milestones are payable on any Optioned Product for which GSK has not exercised the GSK Option.

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix III
Royalties For Optioned Products
     For each Optioned Product that is not a Co-Funded Product:

Total Annual Net Sales	Royalty
Less than $ [***]	[***]%
Between $ [***] and $ [***]	[***]%
Greater than $ [***]	[***]%
     For each Optioned Product that is a Co-Funded Product, if CK elected to fund the Later Stage Development Costs therefor at a CK Percentage of [***]percent( [***] %):

Total Annual Net Sales	Royalty
Less than $ [***]	[***]%
Between $ [***] and $ [***]	[***]%
Greater than $ [***]	[***]%
     For each Optioned Product that is a Co-Funded Product, if CK elected to fund the Later Stage Development Costs therefor at a CK Percentage of [***]percent( [***] %):

Total Annual Net Sales	Royalty
Less than $ [***]	[***]%
Between $ [***] and $ [***]	[***]%
Greater than $ [***]	[***]%

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX IV*
ASSIGNED PATENTS
     *Tentative Draft; To be confirmed by CK patent counsel and GSK patent counsel promptly after Amendment Effective Date

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

REF. NO.	APPLN. NO.	FILING DATE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX V
CK TARGETS
KSP
[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX VI
CK-GSK THIRD PARTY AGREEMENTS
Agreements provided to CK prior to Amendment Effective Date
A. Terminated Agreements not to be Assigned
1.	[***]

2.	[***]

3.	[***]

4.	[***]
B. Other Agreements not to be Assigned (involving other GSK compounds in addition to SB-992 and SB-921)
[***]
C. Ongoing Agreements to be Assigned
1.	[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX VII
[***] NOTICE – [***]
[ATTACHED]
[***]

*	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.